Victory Funds

Victory Sophus Emerging Markets Fund

Victory Sophus Emerging Markets Small Cap Fund

Supplement dated June 29, 2018

to the Prospectus dated May 1, 2018 (“Prospectus”)

Effective June 29, 2018 the Prospectus is being revised to add Maria Freund to the portfolio management team for the Victory Sophus Emerging Markets Fund.

1.              The following is added to the table under the section “Management of the Fund — Investment Team” found on page 5 of the Prospectus:

	Title	Tenure with the Fund
Maria Freund, CFA	Portfolio Manager	Since June 2018

2.              The following is added to Maria Freund’s biography in the section, “Organization and Management of the Fund — Portfolio Management” found on pages 18 - 19 of the Prospectus:

Ms. Freund has been a portfolio manager of Victory Sophus Emerging Markets Fund since June 2018.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE